Deal Summary Report

								CSMC07-3G6BBG						#######

				Assumptions							Collateral
Settlement	30-Mar-07	Prepay		300 PSA					Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Apr-07	Default		0 CDR					$400,000,000.00	6.54	345	15	4.94	3.83
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
6N1	40,000,000.00	6	Apr12 - Dec35	11.05	7.66	0	0	Interp		31135.71	193.33	0	1-Mar-07	FIX
6P1	46,426,000.00	6.5	Apr07 - Jan31	4.99		0	0	Interp			243.09	0	1-Mar-07	FIX
6P2	46,426,000.00	6.25	Apr07 - Jan31	4.99		0	0	Interp			233.74	0	1-Mar-07	FIX
6P3	46,426,000.00	6	Apr07 - Jan31	4.99		0	0	Interp			224.39	0	1-Mar-07	FIX
6P4	46,426,000.00	5.75	Apr07 - Jan31	4.99		0	0	Interp			215.04	0	1-Mar-07	FIX
6P5	46,426,000.00	5.5	Apr07 - Jan31	4.99		0	0	Interp			205.69	0	1-Mar-07	FIX
6C1	97,285,000.00	6	Apr07 - Jul13	2.38		0	0	Interp			470.21	0	1-Mar-07	FIX
6Z3	10,000.00	6	Jul13 - Aug13	6.32		0	0	Interp			0.05	0	1-Mar-07	FIX
6Z1	10,810,000.00	6	Apr08 - Aug08	1.2		0	0	Interp			52.25	0	1-Mar-07	FIX
6Z2	8,136,000.00	6	Apr07 - Aug07	0.25		0	0	Interp			39.32	0	1-Mar-07	FIX
6C2	1,000.00	6	~Aug13 - Jan31	13.58		0	0	Interp			0	0	1-Mar-07	FIX
6L1	628,000.00	6	Jan31 - Dec35	25.72	12.59	0	0	Interp		773.52	3.04	0	1-Mar-07	FIX
6B1	11,000,000.00	6	Apr07 - Dec35	10.41	7.25	0	0	Interp		8044.02	53.17	0	1-Mar-07	FIX

Treasury Swaps Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR

Yld 5.117 4.623 4.539 4.497 4.548 4.688 5.267 5.029 4.960 4.974 5.095 5.255

CSMC07-3G6BBG - Dec - 6N1					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	100	100	100	100	100
Mar 25, 09	100	100	100	100	100
Mar 25, 10	100	100	100	100	100
Mar 25, 11	100	100	100	100	100
Mar 25, 12	100	100	100	100	100
Mar 25, 13	100	98	94	92	90
Mar 25, 14	99	95	86	82	65
Mar 25, 15	98	90	76	69	42
Mar 25, 16	96	84	64	54	28
Mar 25, 17	94	77	51	40	19
Mar 25, 18	91	71	40	30	13
Mar 25, 19	88	64	32	22	9
Mar 25, 20	85	58	25	16	6
Mar 25, 21	82	53	20	12	4
Mar 25, 22	79	48	16	9	3
Mar 25, 23	75	43	12	6	2
Mar 25, 24	71	38	10	4	1
Mar 25, 25	67	34	7	3	1
Mar 25, 26	63	30	6	2	1
Mar 25, 27	58	26	4	2	*
Mar 25, 28	53	22	3	1	*
Mar 25, 29	47	19	2	1	*
Mar 25, 30	42	15	2	1	*
Mar 25, 31	35	12	1	*	*
Mar 25, 32	29	9	1	*	*
Mar 25, 33	22	7	*	*	*
Mar 25, 34	14	4	*	*	*
Mar 25, 35	6	2	*	*	*
Mar 25, 36	0	0	0	0	0

WAL	20.46	15.51	11.05	9.96	8.37
Principal Window	Apr12-Dec35	Apr12-Dec35	Apr12-Dec35	Apr12-Dec35	Apr12-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6P1					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	98	91	89	89	89
Mar 25, 09	96	80	75	75	71
Mar 25, 10	94	69	63	58	42
Mar 25, 11	92	59	51	38	22
Mar 25, 12	90	49	40	23	9
Mar 25, 13	88	41	31	13	1
Mar 25, 14	85	33	23	7	0
Mar 25, 15	83	26	17	4	0
Mar 25, 16	80	20	13	2	0
Mar 25, 17	77	14	10	1	0
Mar 25, 18	73	8	8	1	0
Mar 25, 19	69	6	6	1	0
Mar 25, 20	65	5	5	*	0
Mar 25, 21	61	4	4	*	0
Mar 25, 22	56	3	3	*	0
Mar 25, 23	51	2	2	0	0
Mar 25, 24	46	2	2	0	0
Mar 25, 25	40	1	1	0	0
Mar 25, 26	34	1	1	0	0
Mar 25, 27	28	1	1	0	0
Mar 25, 28	21	*	*	0	0
Mar 25, 29	14	*	*	0	0
Mar 25, 30	6	*	*	0	0
Mar 25, 31	0	0	0	0	0

WAL	15.01	5.66	4.99	3.66	2.87
Principal Window	Apr07-Jan31	Apr07-Jan31	Apr07-Jan31	Apr07-Feb23	Apr07-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6P2					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	98	91	89	89	89
Mar 25, 09	96	80	75	75	71
Mar 25, 10	94	69	63	58	42
Mar 25, 11	92	59	51	38	22
Mar 25, 12	90	49	40	23	9
Mar 25, 13	88	41	31	13	1
Mar 25, 14	85	33	23	7	0
Mar 25, 15	83	26	17	4	0
Mar 25, 16	80	20	13	2	0
Mar 25, 17	77	14	10	1	0
Mar 25, 18	73	8	8	1	0
Mar 25, 19	69	6	6	1	0
Mar 25, 20	65	5	5	*	0
Mar 25, 21	61	4	4	*	0
Mar 25, 22	56	3	3	*	0
Mar 25, 23	51	2	2	0	0
Mar 25, 24	46	2	2	0	0
Mar 25, 25	40	1	1	0	0
Mar 25, 26	34	1	1	0	0
Mar 25, 27	28	1	1	0	0
Mar 25, 28	21	*	*	0	0
Mar 25, 29	14	*	*	0	0
Mar 25, 30	6	*	*	0	0
Mar 25, 31	0	0	0	0	0

WAL	15.01	5.66	4.99	3.66	2.87
Principal Window	Apr07-Jan31	Apr07-Jan31	Apr07-Jan31	Apr07-Feb23	Apr07-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6P3					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	98	91	89	89	89
Mar 25, 09	96	80	75	75	71
Mar 25, 10	94	69	63	58	42
Mar 25, 11	92	59	51	38	22
Mar 25, 12	90	49	40	23	9
Mar 25, 13	88	41	31	13	1
Mar 25, 14	85	33	23	7	0
Mar 25, 15	83	26	17	4	0
Mar 25, 16	80	20	13	2	0
Mar 25, 17	77	14	10	1	0
Mar 25, 18	73	8	8	1	0
Mar 25, 19	69	6	6	1	0
Mar 25, 20	65	5	5	*	0
Mar 25, 21	61	4	4	*	0
Mar 25, 22	56	3	3	*	0
Mar 25, 23	51	2	2	0	0
Mar 25, 24	46	2	2	0	0
Mar 25, 25	40	1	1	0	0
Mar 25, 26	34	1	1	0	0
Mar 25, 27	28	1	1	0	0
Mar 25, 28	21	*	*	0	0
Mar 25, 29	14	*	*	0	0
Mar 25, 30	6	*	*	0	0
Mar 25, 31	0	0	0	0	0

WAL	15.01	5.66	4.99	3.66	2.87
Principal Window	Apr07-Jan31	Apr07-Jan31	Apr07-Jan31	Apr07-Feb23	Apr07-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6P4					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	98	91	89	89	89
Mar 25, 09	96	80	75	75	71
Mar 25, 10	94	69	63	58	42
Mar 25, 11	92	59	51	38	22
Mar 25, 12	90	49	40	23	9
Mar 25, 13	88	41	31	13	1
Mar 25, 14	85	33	23	7	0
Mar 25, 15	83	26	17	4	0
Mar 25, 16	80	20	13	2	0
Mar 25, 17	77	14	10	1	0
Mar 25, 18	73	8	8	1	0
Mar 25, 19	69	6	6	1	0
Mar 25, 20	65	5	5	*	0
Mar 25, 21	61	4	4	*	0
Mar 25, 22	56	3	3	*	0
Mar 25, 23	51	2	2	0	0
Mar 25, 24	46	2	2	0	0
Mar 25, 25	40	1	1	0	0
Mar 25, 26	34	1	1	0	0
Mar 25, 27	28	1	1	0	0
Mar 25, 28	21	*	*	0	0
Mar 25, 29	14	*	*	0	0
Mar 25, 30	6	*	*	0	0
Mar 25, 31	0	0	0	0	0

WAL	15.01	5.66	4.99	3.66	2.87
Principal Window	Apr07-Jan31	Apr07-Jan31	Apr07-Jan31	Apr07-Feb23	Apr07-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6P5					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	98	91	89	89	89
Mar 25, 09	96	80	75	75	71
Mar 25, 10	94	69	63	58	42
Mar 25, 11	92	59	51	38	22
Mar 25, 12	90	49	40	23	9
Mar 25, 13	88	41	31	13	1
Mar 25, 14	85	33	23	7	0
Mar 25, 15	83	26	17	4	0
Mar 25, 16	80	20	13	2	0
Mar 25, 17	77	14	10	1	0
Mar 25, 18	73	8	8	1	0
Mar 25, 19	69	6	6	1	0
Mar 25, 20	65	5	5	*	0
Mar 25, 21	61	4	4	*	0
Mar 25, 22	56	3	3	*	0
Mar 25, 23	51	2	2	0	0
Mar 25, 24	46	2	2	0	0
Mar 25, 25	40	1	1	0	0
Mar 25, 26	34	1	1	0	0
Mar 25, 27	28	1	1	0	0
Mar 25, 28	21	*	*	0	0
Mar 25, 29	14	*	*	0	0
Mar 25, 30	6	*	*	0	0
Mar 25, 31	0	0	0	0	0

WAL	15.01	5.66	4.99	3.66	2.87
Principal Window	Apr07-Jan31	Apr07-Jan31	Apr07-Jan31	Apr07-Feb23	Apr07-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6C1					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	99	99	77	71	54
Mar 25, 09	98	98	55	21	0
Mar 25, 10	96	96	31	0	0
Mar 25, 11	95	95	14	0	0
Mar 25, 12	93	93	4	0	0
Mar 25, 13	92	92	*	0	0
Mar 25, 14	90	90	0	0	0
Mar 25, 15	88	88	0	0	0
Mar 25, 16	86	86	0	0	0
Mar 25, 17	84	84	0	0	0
Mar 25, 18	82	82	0	0	0
Mar 25, 19	80	77	0	0	0
Mar 25, 20	77	77	0	0	0
Mar 25, 21	75	72	0	0	0
Mar 25, 22	72	64	0	0	0
Mar 25, 23	69	56	0	0	0
Mar 25, 24	66	47	0	0	0
Mar 25, 25	63	38	0	0	0
Mar 25, 26	59	29	0	0	0
Mar 25, 27	55	21	0	0	0
Mar 25, 28	51	12	0	0	0
Mar 25, 29	47	4	0	0	0
Mar 25, 30	43	0	0	0	0
Mar 25, 31	32	0	0	0	0
Mar 25, 32	6	0	0	0	0
Mar 25, 33	0	0	0	0	0

WAL	18.52	15.52	2.38	1.4	1.04
Principal Window	Apr07-Mar33	Apr07-Oct29	Apr07-Jul13	Apr07-Oct09	Apr07-Jan09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6Z3					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	106	106	106	106	106
Mar 25, 09	113	113	113	113	0
Mar 25, 10	120	120	120	0	0
Mar 25, 11	127	127	127	0	0
Mar 25, 12	135	135	135	0	0
Mar 25, 13	143	143	143	0	0
Mar 25, 14	152	152	0	0	0
Mar 25, 15	161	161	0	0	0
Mar 25, 16	171	171	0	0	0
Mar 25, 17	182	182	0	0	0
Mar 25, 18	193	193	0	0	0
Mar 25, 19	205	205	0	0	0
Mar 25, 20	218	218	0	0	0
Mar 25, 21	231	231	0	0	0
Mar 25, 22	245	245	0	0	0
Mar 25, 23	261	261	0	0	0
Mar 25, 24	277	277	0	0	0
Mar 25, 25	294	294	0	0	0
Mar 25, 26	312	312	0	0	0
Mar 25, 27	331	331	0	0	0
Mar 25, 28	351	351	0	0	0
Mar 25, 29	373	373	0	0	0
Mar 25, 30	396	0	0	0	0
Mar 25, 31	421	0	0	0	0
Mar 25, 32	446	0	0	0	0
Mar 25, 33	0	0	0	0	0

WAL	25.99	22.57	6.32	2.57	1.82
Principal Window	Mar33-Mar33	Oct29-Oct29	Jul13-Aug13	Oct09-Oct09	Jan09-Jan09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6Z1					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	106	106	106	0	0
Mar 25, 09	113	113	0	0	0
Mar 25, 10	120	120	0	0	0
Mar 25, 11	127	127	0	0	0
Mar 25, 12	135	135	0	0	0
Mar 25, 13	143	143	0	0	0
Mar 25, 14	152	152	0	0	0
Mar 25, 15	161	161	0	0	0
Mar 25, 16	171	171	0	0	0
Mar 25, 17	182	182	0	0	0
Mar 25, 18	193	193	0	0	0
Mar 25, 19	205	156	0	0	0
Mar 25, 20	218	71	0	0	0
Mar 25, 21	228	32	0	0	0
Mar 25, 22	243	11	0	0	0
Mar 25, 23	258	0	0	0	0
Mar 25, 24	273	0	0	0	0
Mar 25, 25	290	0	0	0	0
Mar 25, 26	308	0	0	0	0
Mar 25, 27	327	0	0	0	0
Mar 25, 28	347	0	0	0	0
Mar 25, 29	369	0	0	0	0
Mar 25, 30	392	0	0	0	0
Mar 25, 31	416	0	0	0	0
Mar 25, 32	441	0	0	0	0
Mar 25, 33	272	0	0	0	0
Mar 25, 34	32	0	0	0	0
Mar 25, 35	0	0	0	0	0

WAL	26.18	12.89	1.2	0.82	0.63
Principal Window	Jun20~May34	Sep18-Oct22	Apr08-Aug08	Dec07-Feb08	Oct07-Dec07

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

+

CSMC07-3G6BBG - Dec - 6Z2					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	106	106	0	0	0
Mar 25, 09	113	113	0	0	0
Mar 25, 10	120	120	0	0	0
Mar 25, 11	127	127	0	0	0
Mar 25, 12	135	135	0	0	0
Mar 25, 13	143	143	0	0	0
Mar 25, 14	152	152	0	0	0
Mar 25, 15	161	161	0	0	0
Mar 25, 16	171	171	0	0	0
Mar 25, 17	182	182	0	0	0
Mar 25, 18	193	193	0	0	0
Mar 25, 19	205	205	0	0	0
Mar 25, 20	218	218	0	0	0
Mar 25, 21	231	231	0	0	0
Mar 25, 22	245	245	0	0	0
Mar 25, 23	261	261	0	0	0
Mar 25, 24	277	277	0	0	0
Mar 25, 25	294	294	0	0	0
Mar 25, 26	312	312	0	0	0
Mar 25, 27	331	331	0	0	0
Mar 25, 28	351	351	0	0	0
Mar 25, 29	373	373	0	0	0
Mar 25, 30	396	352	0	0	0
Mar 25, 31	421	282	0	0	0
Mar 25, 32	446	214	0	0	0
Mar 25, 33	474	150	0	0	0
Mar 25, 34	503	90	0	0	0
Mar 25, 35	237	33	0	0	0
Mar 25, 36	0	0	0	0	0

WAL	27.97	25.45	0.25	0.16	0.12
Principal Window	May34-Dec35	Oct29-Nov35	Apr07-Aug07	Apr07-Jul07	Apr07-Jun07

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6C2					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	100	100	100	100	100
Mar 25, 09	100	100	100	100	0
Mar 25, 10	100	100	100	0	0
Mar 25, 11	100	100	100	0	0
Mar 25, 12	100	100	100	0	0
Mar 25, 13	100	100	100	0	0
Mar 25, 14	100	100	41	0	0
Mar 25, 15	100	100	41	0	0
Mar 25, 16	100	100	41	0	0
Mar 25, 17	100	100	41	0	0
Mar 25, 18	100	100	41	0	0
Mar 25, 19	100	100	41	0	0
Mar 25, 20	100	100	41	0	0
Mar 25, 21	100	100	41	0	0
Mar 25, 22	100	100	41	0	0
Mar 25, 23	100	100	41	0	0
Mar 25, 24	100	100	41	0	0
Mar 25, 25	100	100	41	0	0
Mar 25, 26	100	100	41	0	0
Mar 25, 27	100	100	41	0	0
Mar 25, 28	100	100	41	0	0
Mar 25, 29	100	100	41	0	0
Mar 25, 30	100	100	41	0	0
Mar 25, 31	100	100	0	0	0
Mar 25, 32	100	100	0	0	0
Mar 25, 33	100	100	0	0	0
Mar 25, 34	100	100	0	0	0
Mar 25, 35	100	100	0	0	0
Mar 25, 36	0	0	0	0	0

WAL	28.74	28.65	13.58	2.57	1.82
Principal Window	Dec35-Dec35	Nov35-Nov35	Aug13~Jan31	Oct09-Oct09	Jan09-Jan09

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6L1					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	100	100	100	100	100
Mar 25, 09	100	100	100	100	100
Mar 25, 10	100	100	100	100	100
Mar 25, 11	100	100	100	100	100
Mar 25, 12	100	100	100	100	100
Mar 25, 13	100	100	100	100	100
Mar 25, 14	100	100	100	100	0
Mar 25, 15	100	100	100	100	0
Mar 25, 16	100	100	100	100	0
Mar 25, 17	100	100	100	100	0
Mar 25, 18	100	100	100	100	0
Mar 25, 19	100	100	100	100	0
Mar 25, 20	100	100	100	100	0
Mar 25, 21	100	100	100	100	0
Mar 25, 22	100	100	100	100	0
Mar 25, 23	100	100	100	95	0
Mar 25, 24	100	100	100	69	0
Mar 25, 25	100	100	100	49	0
Mar 25, 26	100	100	100	35	0
Mar 25, 27	100	100	100	25	0
Mar 25, 28	100	100	100	17	0
Mar 25, 29	100	100	100	12	0
Mar 25, 30	100	100	100	8	0
Mar 25, 31	100	100	92	5	0
Mar 25, 32	100	100	61	3	0
Mar 25, 33	100	100	38	2	0
Mar 25, 34	100	100	20	1	0
Mar 25, 35	100	100	7	*	0
Mar 25, 36	0	0	0	0	0

WAL	28.74	28.7	25.72	18.72	6.38
Principal Window	Dec35-Dec35	Nov35-Dec35	Jan31-Dec35	Feb23-Dec35	Jul13-Aug13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - 6B1					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	99	99	99	99	99
Mar 25, 09	98	98	98	98	98
Mar 25, 10	97	97	97	97	97
Mar 25, 11	95	95	95	95	95
Mar 25, 12	94	94	94	94	94
Mar 25, 13	93	91	87	85	83
Mar 25, 14	91	87	79	75	71
Mar 25, 15	89	83	69	63	56
Mar 25, 16	88	77	58	49	42
Mar 25, 17	85	70	46	37	28
Mar 25, 18	83	64	37	27	19
Mar 25, 19	80	59	29	20	13
Mar 25, 20	78	53	23	15	9
Mar 25, 21	75	48	18	11	6
Mar 25, 22	72	43	14	8	4
Mar 25, 23	68	39	11	6	3
Mar 25, 24	65	35	9	4	2
Mar 25, 25	61	31	7	3	1
Mar 25, 26	57	27	5	2	1
Mar 25, 27	53	23	4	1	*
Mar 25, 28	48	20	3	1	*
Mar 25, 29	43	17	2	1	*
Mar 25, 30	38	14	2	*	*
Mar 25, 31	32	11	1	*	*
Mar 25, 32	26	9	1	*	*
Mar 25, 33	20	6	*	*	*
Mar 25, 34	13	4	*	*	*
Mar 25, 35	6	2	*	*	*
Mar 25, 36	0	0	0	0	0

WAL	18.99	14.48	10.41	9.42	8.73
Principal Window	Apr07-Dec35	Apr07-Dec35	Apr07-Dec35	Apr07-Dec35	Apr07-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.

CSMC07-3G6BBG - Dec - COLLAT					DM v4.3.53	subs v3.1f2

Date	1	2	3	4	5
Mar 30, 07	100	100	100	100	100
Mar 25, 08	99	95	86	82	78
Mar 25, 09	98	88	70	62	54
Mar 25, 10	97	82	57	46	37
Mar 25, 11	95	76	46	35	26
Mar 25, 12	94	70	37	26	18
Mar 25, 13	93	65	30	19	12
Mar 25, 14	91	60	24	15	8
Mar 25, 15	89	56	19	11	6
Mar 25, 16	88	51	16	8	4
Mar 25, 17	85	47	12	6	3
Mar 25, 18	83	43	10	4	2
Mar 25, 19	80	39	8	3	1
Mar 25, 20	78	35	6	2	1
Mar 25, 21	75	32	5	2	1
Mar 25, 22	72	29	4	1	*
Mar 25, 23	68	26	3	1	*
Mar 25, 24	65	23	2	1	*
Mar 25, 25	61	20	2	*	*
Mar 25, 26	57	18	1	*	*
Mar 25, 27	53	16	1	*	*
Mar 25, 28	48	13	1	*	*
Mar 25, 29	43	11	1	*	*
Mar 25, 30	38	9	*	*	*
Mar 25, 31	32	7	*	*	*
Mar 25, 32	26	6	*	*	*
Mar 25, 33	20	4	*	*	*
Mar 25, 34	13	3	*	*	*
Mar 25, 35	6	1	*	*	*
Mar 25, 36	0	0	0	0	0

WAL	18.99	10.77	4.94	3.77	3.02
Principal Window	Apr07-Dec35	Apr07-Dec35	Apr07-Dec35	Apr07-Dec35	Apr07-Dec35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of 333-130884.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on

the SEC website at www.sec.gov.   Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.